                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                December 5, 2000
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                Date of Report (date of earliest event reported)




                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




Delaware                           0-16176                84-1016459
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(State or other                  (Commission           (I.R.S. Employer
jurisdiction                     File Number)         Identification No.)
of incorporation)




               32233 West Eight Mile Road, Livonia, Michigan 48152
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               (Address of principal executive offices) (Zip Code)




                                 (248) 477-6240
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               Registrant's telephone number, including area code




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          (Former name or former address, if changed since last report)
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ITEM 5. Other Events.

     McLaren Performance Technologies, Inc. (the "Company") entered into a License Agreement in 1994 with Dana Corporation ("Dana"). On July 21, 1998, Dana terminated the License Agreement. On September 9, 1998, the Company filed an action alleging that Dana breached the License Agreement. On April 6, 1999, the Company filed a patent infringement action against Dana, alleging that Dana infringed upon the Company's patented GERODISC technology. On December 5, 2000, the United States District Court for the Eastern District of Michigan entered an Order granting Dana's motion for summary judgment and dismissing the Company's patent infringement action. The Company continues to explore its legal options with respect to the patent infringement action. The Company's breach of contract action remains pending and is set for trial in early 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: December 8, 2000              By:      /s/  Steven Rossi
                                        --------------------------------
                                           Steven Rossi, President